UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    April 17, 2007

    Beach First National Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-22503	57-1030117
(Commission File Number)	(IRS Employer Identification No.)

3751 Robert Grissom Parkway, Suite 100, Myrtle Beach, South Carolina (Address of Principal Executive Offices)	29577 (Zip Code)

    (843) 626-2265
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On April 17, 2007, Beach First National Bancshares, Inc., the bank holding company for Beach First National Bank, issued a press release announcing its financial results for the quarter ended March 31, 2007. Beach First National Bancshares, Inc. will also distribute a first quarter results report to its shareholders.

        A copy of the press release and first quarter results report are attached hereto as Exhibits 99.1 and 99.2 respectively.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                 (c)     Exhibits.

                 The following exhibits are filed as part of this report:

Exhibit
Number             Description

99.1                    Earnings press release for the quarter ended March 31, 2007.

99.2                    First Quarter Results Report

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACH FIRST NATIONAL BANCSHARES, INC. By: /s/ Richard N. Burch Name: Richard N. Burch Title: Chief Financial Officer

Dated:  April 17, 2007

EXHIBIT INDEX

Exhibit
Number             Description

99.1                    Earnings press release for the quarter ended March 31, 2007.

99.2                    First Quarter Results Report

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